October 23, 2003

                         THE NAVELLIER MILLENNIUM FUNDS

                           NAVELLIER TOP 20 PORTFOLIO
                    NAVELLIER INTERNATIONAL GROWTH PORTFOLIO
                      NAVELLIER LARGE CAP GROWTH PORTFOLIO
                       NAVELLIER ALL CAP GROWTH PORTFOLIO
                       NAVELLIER MID CAP GROWTH PORTFOLIO
                        NAVELLIER MONEY MARKET PORTFOLIO

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2003

The Navellier Millennium Funds Large Cap Growth Portfolio (A, B and C shares) transferred all of its assets to the Touchstone Large Cap Growth Fund (A, B and C shares) after the close of business on October 3, 2003.

The following information replaces information under the headings "Who is Responsible for the Portfolios" on page 42 of the Prospectus:

INVESTMENT ADVISER

Navellier Management, Inc. is the Investment Adviser to all the Portfolios. Navellier is located at One East Liberty, Third Floor, Reno, Nevada, 89501.

Navellier approaches the investment process as a team. Through the efforts of our research and portfolio management staff we are able to effectively implement Navellier's unique investment philosophy. Leading this team of investment professionals is Louis Navellier. Each of our Portfolios is managed by an investment team led by one of our Portfolio Managers. The Portfolio Manager makes the day-to-day decisions regarding buying and selling specific securities for the Portfolio.

LOUIS G. NAVELLIER has been the CEO and President of Navellier Management, Inc. since 1994. He has an aggressive investment style suitable only for investors willing to accept a little more risk and who can hold stocks long-term. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of each Portfolio. He has been advising Portfolio Managers based on his investment technique since 1987. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Portfolios.

ALAN ALPERS is a Chartered Financial Analyst and has eighteen years experience in the securities industry. At Navellier, Mr. Alpers manages the quantitative research process and supervises securities selection and portfolio allocation decisions. Mr. Alpers is the Portfolio Manager responsible for the management of the Navellier Performance Funds, Aggressive Growth Portfolio and participates on the management teams of the Navellier Performance Funds, Aggressive Micro Cap Portfolio and Navellier Millennium Funds, Mid Cap Growth Portfolio.

MICHAEL BORGEN has eight years experience in the securities industry and joined Navellier in 1995 as a Quantitative Research Analyst. At Navellier, Mr. Borgen is the Portfolio Manager responsible for the management of the Navellier Millennium Funds, Mid Cap Growth Portfolio and Navellier Performance Funds, Aggressive Micro Cap Portfolio. In addition, Mr. Borgen conducts ongoing research enhancements of the firm's quantitative investment process and works on product development.

JIM O'LEARY is a Chartered Financial Analyst and has thirty years experience in the areas of investment management and institutional marketing in the securities industry and joined Navellier in 1996. At Navellier, Mr. O'Leary is the Portfolio Manager responsible for the management of the Navellier International Growth Portfolio.

BRYCE BLAND has eight years experience in the securities industry and joined Navellier in 2000. At Navellier, Mr. Bland compiles and oversees implementation of the research that leads to portfolio decisions for the Navellier Millennium Funds, Top 20 Portfolio and participates on the management team of the Navellier Performance Funds, Aggressive Growth Portfolio. In addition, he monitors portfolio performance, conducts portfolio attribution analysis, and oversees the maintenance of research databases.

INVESTMENT ADVISER'S FEE We receive a 1.00% annual fee for managing all of the funds payable monthly, based upon each Portfolio's average daily net assets. We also receive a 0.25% annual fee for providing administrative services.

DISTRIBUTOR

Navellier Securities Corp. is the Distributor for the Portfolios and is responsible for the sale and distribution of shares to individual shareholders and broker-dealers. Mr. Navellier is 100% owner of the Distributor.